STOCK PURCHASE AGREEMENT

THIS AGREEMENT, to be effective as of November 30, 2015, is made and entered into by and between **Jimmy Kent Lam Wong** (the "Seller"), residing at Rm. 102, Building 43, Hengda Yujing Peninsula, Lishui Town, Nanhai District, Foshan City, Guangdong Province, People's Republic of China, and **Yip Man Wah** (the "Purchaser") of Rm. S, 2/F., Block D East Sun Industrial Centre, 16 Shing Yip Street, Kwun Tong, Kowloon, Hong Kong.

RECITAL

WHEREAS, the Purchaser desires to purchase from the Seller, and the Seller desires to sell to the Purchaser, 37,883,841 shares of the US$0.001 par value common stock of **LIVING 3D HOLDINGS, INC. (f/k/a CONCRETE CASTING INCORPORATED)**, a Nevada corporation (the "Company") (such shares hereinafter referred to as the "Shares") pursuant to the terms and conditions hereof.

AGREEMENT

NOW, THEREFORE, the parties, in consideration of the premises and of the mutual promises, covenants, representations, warranties and agreements contained herein and for other good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, hereby determine and agree as follows:

ARTICLE 1
Sale and Purchase of Shares

1.1 Transfer of Shares. Upon the terms and subject to the conditions herein set forth, the Seller will sell, transfer and convey to the Purchaser, and the Purchaser shall acquire, on the Closing Date (as defined below), the Shares, free and clear of all restrictions, security interests, pledges, mortgages, liens, charges and encumbrances (other than customary Rule 144 transfer restrictions).

1.2 Consideration for Purchase. As consideration for the sale by the Seller of the Shares to the Purchaser, the Purchaser shall pay to the Seller cash or certified funds in the amount of US One Hundred and 00/XX Dollars (US$100.00).

ARTICLE 2
Closing

2.1 Closing Date. The sale and purchase of the Shares, as provided in Article 1 hereof (the "Closing"), shall be held at such time and place upon which the Purchaser and the Seller shall mutually agree (the "Closing Date"). All actions to be taken at the Closing and all documents and instruments delivered in connection therewith shall be considered to have been taken or delivered simultaneously and no such action, delivery or payment shall be considered complete until all actions incident to the Closing shall have been completed.

2.2 Delivery. At the Closing, the Seller shall deliver to the Purchaser stock certificate(s) of the Company in the name of **Jimmy Kent Lam Wong** representing an aggregate of 37,883,841 Shares duly endorsed in blank or accompanied by a duly executed stock power evidencing the transfer of the Shares to the Purchaser against payment of the US$100.00.

ARTICLE 3
Representations and Warranties of the Purchaser

The Purchaser represents and warrants to and agrees with the Seller and the Company as follows:

3.1 Financial Means. The Purchaser has adequate means of providing for its current needs and possible personal contingencies, and has no need now, and anticipates no need in the foreseeable future, to sell the Shares. The Purchaser is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such loss should occur.

3.2 Knowledge of Purchaser. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company.

3.3 Long Term Investment. The Purchaser is acquiring the Shares for its own account for investment and not for the account of any other person and not for or with a view to distribution, assignment or resale of the Shares. The Purchaser has not offered or sold any portion of the Shares and has no present intention of dividing the Shares with others or of selling, distributing, or otherwise disposing of any portion of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

3.4 Access to Information. The Purchaser has had an opportunity, prior to executing this Agreement, to examine the Company's books and records and to obtain any additional information and has been given the opportunity to meet with officers of the Company and to have them answer any questions regarding the Company, and acknowledges that all such questions have been answered to the Purchaser's full satisfaction and all documents or other information requested have been provided. The Purchaser has also reviewed to its satisfaction all of the Company's reports under the U.S. Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as filed by the Company with the U.S. Securities and Exchange Commission on the SEC's Edgar filing system at www.sec.gov. (collectively, the "SEC Reports").

3.5 Limited Trading Market. The Purchaser understands that there is a very limited and sporadic trading market for the shares of the Common Stock of the Company and there can be no assurance that an active and liquid trading market for the Shares will ever develop.

3.6 Reliance by the Seller and the Company. The Purchaser understands and acknowledges that the Seller and the Company will be relying upon these representations and warranties in order to transfer the Shares from the Seller to the Purchaser on the stock transfer records of the Company.

ARTICLE 4
Representations and Warranties of the Seller

The Seller represents and warrants to and agrees with the Purchaser and the Company as follows:

4.1 Good Title to Shares. The Seller is the sole record and beneficial owner of the Shares and has, and on the Closing Date will have, valid and marketable title to the Shares free and clear of any and all restrictions, security interests, pledges, mortgages, liens, claims, charges and encumbrances of every kind (other than customary Rule 144 transfer restrictions), and has, and on the Closing Date will have, the absolute and unrestricted right, power, authority and capacity to sell the Shares to the Purchaser, and upon delivery thereof to the Purchaser against payment therefor, the Seller will transfer to the Purchaser valid and marketable title thereto, free and clear of any restrictions, security interests, pledges, mortgages, liens or similar encumbrances (other than customary Rule 144 transfer restrictions).

4.2 Knowledge of Seller. The Seller has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investments generally and of the sale of the Shares on the terms and subject to the conditions set forth in this Agreement.

4.3 Access to Information. The Seller has had an opportunity, prior to executing this Agreement, to examine the Company's books and records and to obtain any additional information and has been given the opportunity to meet with other officers of the Company and to have them answer any questions regarding the Company, and acknowledges that all such questions have been answered to the Seller's full satisfaction and all documents or other information requested have been provided. The Seller has also reviewed to his satisfaction all of the Company's SEC Reports.

4.4 Power; Authorization. The Seller has all requisite power and authority necessary to enter into this Agreement and to consummate the transaction contemplated by this Agreement. All actions on the part of the Seller necessary for the authorization, execution, delivery and performance of this Agreement by the Seller and the performance of all of the Seller's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Seller, will constitute a valid and legally binding obligation of the Seller, enforceable in accordance with its terms.

ARTICLE 5
Conditions

This transaction shall be subject to the following conditions:

5.1. Conditions to Obligations of the Purchaser. Unless waived in writing by the Purchaser, the obligations of the Purchaser to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions:

(a) Each of the representations and warranties of the Seller contained in, or given in connection with, this Agreement shall be true and correct on and as of the Closing Date; and

(b) The Seller shall have delivered to the Purchaser the Shares or the stock certificates as provided in Section 2.2 hereof.

5.2. Conditions to Obligations of the Seller. Unless waived in writing by the Seller, the obligations of the Seller to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions:

(a) Each of the representations and warranties of the Purchaser contained in, or given in connection with, this Agreement shall be true and correct on and as of the Closing Date; and

(b) The Purchaser shall have delivered to the Seller cash or certified funds as provided in Section 2.2 hereof.

5.3. Conditions to Obligations of Both Parties. Unless waived in writing by both parties hereto, the obligations of both parties to this Agreement to consummate the transaction contemplated by this Agreement are subject to the following conditions:

(a) At the Closing, there shall not be pending, instituted, threatened or proposed any action or proceeding by or before any court or administrative agency or any other person challenging or complaining of, or seeking to collect damages or other relief in connection with, such transaction; and

(b) All necessary consents and approvals of all other persons and governmental authorities to the transaction contemplated by this Agreement shall have been obtained or waived.

ARTICLE 6
Miscellaneous

6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region.

6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transaction contemplated herein.

6.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors and administrators.

6.4 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, except as specifically set forth herein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and shall be enforceable against the party actually executing such counterparts, and all of which together shall constitute one and the same instrument.

6.6 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

6.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

IN WITNESS WHEREOF, this Agreement is hereby executed by the parties effective as of the date first above written.

THE SELLER

JIMMY KENT LAM WONG

THE PURCHASER

YIP MAN WAH